UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

LMP Capital and Income Fund Inc. (SCD)

SEMI-ANNUAL
REPORT

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP Capital and Income Fund Inc.

Semi-Annual Report • April 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	16

	Statement of Operations	17

	Statements of Changes in Net Assets	18

	Statement of Cash Flows	19

	Financial Highlights	20

	Notes to Financial Statements	21

Fund Objective	Additional Shareholder Information	30
The Fund’s investment
objective is total return	Dividend Reinvestment Plan	31
with an emphasis on
income.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. After treading water during the first half of 2006, U.S. stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the

LMP Capital and Income Fund Inc.           I

month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. After a modest increase in March, U.S. stock prices rallied sharply in April 2007, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 8.60% during the six months ended April 30, 2007.

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007, as economic data weakened and the stock market experienced its largest one-day decline in more than five years. Overall, during the six months ended April 30, 2007, two-year Treasury yields fell from 4.71% to 4.60%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.63%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 2.64%.

Performance Review

For the six months ended April 30, 2007, LMP Capital and Income Fund Inc. returned 10.63% based on its net asset value (“NAV”)vi and 12.37% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and S&P 500 Index, returned 2.64% and 8.60%, respectively, for the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averagevii increased 5.98% over the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.75 per share. The performance table shows the Fund’s six-month total return based on

II             LMP Capital and Income Fund Inc.

its NAV and market price as of April 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2007 (unaudited)

Price Per Share	Six-Month Total Return
$22.61 (NAV)	10.63%
$19.66 (Market Price)	12.37%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

The Fund’s Board of Directors approved a change in the benchmark indices for the Fund to include the Lehman Brothers U.S. Aggregate Index in addition to the S&P 500 Index. This change became effective April 2, 2007. In the opinion of the investment manager, the use of both the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index provides more effective benchmark indices for the Fund, which has the ability to allocate assets to both equity and fixed income investments. The Fund’s investment objective is total return with an emphasis on income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders of its common stock at a fixed rate per common share, which may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the total net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to

LMP Capital and Income Fund Inc.           III

shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Capital and Income Fund Inc.

Looking for Additional Information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call
1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 4, 2007

IV            LMP Capital and Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category.

LMP Capital and Income Fund Inc.           V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report           1

Schedule of Investments (April 30, 2007) (unaudited)

LMP CAPITAL AND INCOME FUND INC.

Shares	Security	Value
COMMON STOCKS — 72.6%
CONSUMER DISCRETIONARY — 6.5%
Hotels, Restaurants & Leisure — 2.4%
222,600	Ameristar Casinos Inc.	$6,758,136
175,940	Penn National Gaming Inc. *	8,504,940
79,400	Starwood Hotels & Resorts Worldwide Inc.	5,321,388
	Total Hotels, Restaurants & Leisure	20,584,464
Household Durables — 0.0%
1,226,577	Home Interiors & Gifts Inc. (a)(b)*	12,266
Media — 4.1%
160,000	Liberty Media Holding Corp., Capital Group, Series A Shares *	18,075,200
86,800	R.H. Donnelley Corp. *	6,778,212
633,700	Warner Music Group Corp.	10,899,640
	Total Media	35,753,052
	TOTAL CONSUMER DISCRETIONARY	56,349,782

CONSUMER STAPLES — 2.8%
Food Products — 1.0%
226,700	Archer-Daniels-Midland Co.	8,773,290
Tobacco — 1.8%
216,800	Altria Group Inc.	14,941,856
	TOTAL CONSUMER STAPLES	23,715,146

ENERGY — 9.9%
Energy Equipment & Services — 3.7%
175,740	CCS Income Trust	5,771,728
81,600	Diamond Offshore Drilling Inc.	6,984,960
101,050	SEACOR Holdings Inc. *	9,628,044
116,700	Transocean Inc. *	10,059,540
	Total Energy Equipment & Services	32,444,272
Oil, Gas & Consumable Fuels — 6.2%
260,850	Anadarko Petroleum Corp.	12,171,261
192,410	Cheniere Energy Inc. *	6,416,874
464,900	Crosstex Energy Inc.	13,970,245
212,820	Range Resources Corp.	7,778,571
176,560	Total SA, ADR	13,010,706
	Total Oil, Gas & Consumable Fuels	53,347,657
	TOTAL ENERGY	85,791,929

See Notes to Financial Statements.

2              LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
FINANCIALS — 20.9%
Capital Markets — 4.0%
523,200	E*TRADE Financial Corp. *	$11,552,256
356,300	UBS AG	23,123,870
	Total Capital Markets	34,676,126
Commercial Banks — 1.6%
376,700	Wells Fargo & Co.	13,519,763
Consumer Finance — 4.5%
391,300	American Express Co.	23,740,171
207,832	Capital One Financial Corp.	15,433,604
	Total Consumer Finance	39,173,775
Insurance — 10.8%
173,900	ACE Ltd.	10,340,094
274,000	AFLAC Inc.	14,067,160
269,700	American International Group Inc.	18,854,727
222,900	Chubb Corp.	11,998,707
519,910	Fidelity National Financial Inc., Class A Shares	13,252,506
185,000	First American Corp.	9,527,500
468,400	Marsh & McLennan Cos. Inc.	14,876,384
	Total Insurance	92,917,078
	TOTAL FINANCIALS	180,286,742

HEALTH CARE — 4.4%
Health Care Equipment & Supplies — 1.2%
177,100	Baxter International Inc.	10,029,173
Health Care Providers & Services — 2.3%
148,300	UnitedHealth Group Inc.	7,868,798
156,000	WellPoint Inc. *	12,319,320
	Total Health Care Providers & Services	20,188,118
Health Care Technology — 0.9%
265,300	IMS Health Inc.	7,781,249
	TOTAL HEALTH CARE	37,998,540

INDUSTRIALS — 11.8%
Aerospace & Defense — 4.2%
115,520	Alliant Techsystems Inc. *	10,758,378
153,010	L-3 Communications Holdings Inc.	13,760,189
179,900	United Technologies Corp.	12,076,687
	Total Aerospace & Defense	36,595,254
Air Freight & Logistics — 0.7%
84,100	United Parcel Service Inc., Class B Shares	5,923,163
Commercial Services & Supplies — 1.0%
366,100	Covanta Holding Corp. *	8,984,094

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report           3

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
Industrial Conglomerates — 5.0%
701,500	General Electric Co.	$25,857,290
524,700	Tyco International Ltd.	17,120,961
	Total Industrial Conglomerates	42,978,251
Machinery — 0.9%
223,010	Mueller Industries Inc.	7,314,728
	TOTAL INDUSTRIALS	101,795,490

INFORMATION TECHNOLOGY — 13.6%
Communications Equipment — 2.8%
441,400	Cisco Systems Inc. *	11,803,036
286,300	QUALCOMM Inc.	12,539,940
	Total Communications Equipment	24,342,976
Electronic Equipment & Instruments — 1.0%
242,500	Agilent Technologies Inc. *	8,334,725
Internet Software & Services — 1.1%
340,800	Yahoo! Inc. *	9,556,032
IT Services — 5.0%
245,700	Ceridian Corp. *	8,294,832
107,380	eFunds Corp. *	2,995,902
314,811	Fidelity National Information Services Inc.	15,907,400
548,710	Hewitt Associates Inc., Class A Shares *	16,324,122
	Total IT Services	43,522,256
Software — 3.7%
673,000	Microsoft Corp.	20,149,620
180,800	Oracle Corp. *	3,399,040
462,800	Symantec Corp. *	8,145,280
	Total Software	31,693,940
	TOTAL INFORMATION TECHNOLOGY	117,449,929

MATERIALS — 0.8%
Chemicals — 0.8%
270,360	Nalco Holding Co.	7,186,169
UTILITIES — 1.9%
Gas Utilities — 1.9%
348,160	National Fuel Gas Co.	16,367,002
	TOTAL COMMON STOCKS (Cost — $584,357,002)	626,940,729

See Notes to Financial Statements.

4              LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
ASSET-BACKED SECURITIES — 0.7%
Home Equity — 0.7%
$750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2, 6.770% due 1/25/34 (c)	$754,389
	Countrywide Asset-Backed Certificates:
209,859	Series 2003-03, Class M4, 6.720% due 3/25/33 (c)	211,277
410,000	Series 2004-05, Class M4, 6.570% due 6/25/34 (c)	412,444
73,417	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (d)	280
	Fremont Home Loan Trust:
214,244	Series 2004-01, Class M5, 6.420% due 2/25/34 (c)	214,624
875,000	Series 2004-D, Class M5, 6.320% due 11/25/34 (c)	877,045
1,005,000	GSAMP Trust, Series 2004-OPT, Class M3, 6.470% due 11/25/34 (c)	1,010,299
3,420	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (d)	3,271
1,500,000	Option One Mortgage Loan Trust, Series 2004-02, Class M2, 6.370% due 5/25/34 (c)	1,500,930
596,937	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 7.220% due 3/25/34 (c)	603,211
	Sail Net Interest Margin Notes:
141,210	Series 2003-BC2A, Class A, 7.750% due 4/27/33 (d)	33,591
71,380	Series 2004-2A, Class A, 5.500% due 3/27/34 (d)	19,397
	TOTAL ASSET-BACKED SECURITIES (Cost — $5,864,755)	5,640,758

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
260,000	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 6.120% due 11/25/45 (c)	258,758
	Federal Home Loan Mortgage Corp. (FHLMC):
85,781	Series 2764, Class DT, 6.000% due 3/15/34 (c)	83,755
567,903	Series 2780, Class SL, PAC, 6.000% due 4/15/34 (c)	563,276
747,781	Harborview Mortgage Loan Trust, Series 2005-10, Class B6, 6.390% due 11/19/35 (c)	729,904
588,644	Merit Securities Corp., Series 11PA, Class B2, 6.820% due 9/28/32 (c)(d)	506,834
	MLCC Mortgage Investors Inc.:
507,310	Series 2004-A, Class B2, 6.240% due 4/25/29 (c)	507,937
732,307	Series 2004-B, Class B2, 6.200% due 5/25/29 (c)	735,559
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $3,410,522)	3,386,023

CORPORATE BONDS & NOTES — 7.9%
Aerospace & Defense — 0.0%

275,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	279,125
Airlines — 0.0%
170,000	Continental Airlines Inc., Notes, 8.750% due 12/1/11	168,725

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report           5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Auto Components — 0.2%
$295,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$281,725
1,075,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,101,875
	Total Auto Components	1,383,600
Automobiles — 0.1%
110,000	Ford Motor Co., Debentures, 8.875% due 1/15/22	97,625
630,000	General Motors Corp., Senior Debentures, 8.250% due 7/15/23	573,300
	Total Automobiles	670,925
Building Products — 0.1%
540,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	565,650
490,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.186% due 3/1/14	369,950
	Total Building Products	935,600
Capital Markets — 0.1%
	E*TRADE Financial Corp., Senior Notes:
160,000	7.375% due 9/15/13	167,800
65,000	7.875% due 12/1/15	70,444
340,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (d)	368,733
	Total Capital Markets	606,977
Chemicals — 0.2%
1,000,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	1,060,000
570,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (d)	572,850
110,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/13/14 (d)	115,500
6,000	PPG Industries Inc., Notes, 6.500% due 11/1/07	6,015
	Total Chemicals	1,754,365
Commercial Banks — 0.1%
125,000	American Express Centurion Bank, Notes, 5.410% due 7/19/07 (c)	125,030
250,000	Bank United Corp., Senior Notes, 8.875% due 5/1/07	250,000
68,181	Fifth Third Bank, Notes, 2.870% due 8/10/09	66,156
340,000	Resona Preferred Global Securities Cayman Ltd., Bond, 7.191% due 7/30/15 (c)(d)(e)	359,962
340,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (c)(d)(e)	344,444
	Total Commercial Banks	1,145,592
Commercial Services & Supplies — 0.2%
180,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	183,600
75,000	Allied Waste North America Inc., Senior Notes, Series B, 7.250% due 3/15/15	77,438
40,000	Aramark Corp., Senior Notes, 8.860% due 2/1/15 (c)(d)	41,300
315,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	340,200
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	657,000
210,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (d)	224,175
	Total Commercial Services & Supplies	1,523,713

See Notes to Financial Statements.

6              LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Consumer Finance — 0.4%
	Ford Motor Credit Co.:
$1,050,000	Notes, 7.000% due 10/1/13	$994,124
	Senior Notes:
750,000	5.800% due 1/12/09	737,783
135,000	9.750% due 9/15/10	142,955
559,000	10.605% due 6/15/11 (c)	602,973
170,000	8.000% due 12/15/16	166,529
	General Motors Acceptance Corp., Notes:
500,000	5.625% due 5/15/09	493,207
300,000	6.750% due 12/1/14	296,278
125,000	SLM Corp., Medium-Term Notes, Series A, 5.555% due 1/26/09 (c)	123,834
	Total Consumer Finance	3,557,683
Containers & Packaging — 0.2%
550,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	572,000
535,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	575,125
195,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	209,625
	Total Containers & Packaging	1,356,750
Diversified Consumer Services — 0.0%
	Education Management LLC/Education Management Finance Corp.:
20,000	Senior Notes, 8.750% due 6/1/14	21,250
210,000	Senior Subordinated Notes, 10.250% due 6/1/16	230,475
	Total Diversified Consumer Services	251,725
Diversified Financial Services — 0.4%
150,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12	137,250
100,000	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	98,716
100,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (d)	99,653
870,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (d)	909,150
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	126,987
110,493	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.642% due 11/30/07	110,107
125,000	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	121,755
162,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	170,505
125,000	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	126,485
410,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (d)	429,475
60,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	59,775
69,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	72,967
160,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	175,200
620,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.257% due 10/1/15	520,800
260,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	270,725
	Total Diversified Financial Services	3,429,550

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report           7

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Diversified Telecommunication Services — 0.6%
$100,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	$100,580
400,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	452,000
	Intelsat Bermuda Ltd.:
180,000	9.250% due 6/15/16	198,900
	Senior Notes:
90,000	8.872% due 1/15/15 (c)	92,475
680,000	11.250% due 6/15/16	779,450
	Level 3 Financing Inc., Senior Notes:
25,000	9.250% due 11/1/14 (d)	26,094
10,000	9.150% due 2/15/15 (c)(d)	10,175
	NTL Cable PLC, Senior Notes:
450,000	8.750% due 4/15/14	474,750
220,000	9.125% due 8/15/16	235,950
	Qwest Communications International Inc., Senior Notes:
285,000	7.500% due 2/15/14	295,687
740,000	Series B, 7.500% due 2/15/14	767,750
605,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (d)	574,750
100,000	Telecom Italia Capital S.p.A., Notes, 5.250% due 10/1/15	96,278
660,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	727,650
	Total Diversified Telecommunication Services	4,832,489
Electric Utilities — 0.1%
283,000	Midwest Generation LLC, Secured Notes, 8.750% due 5/1/34	314,130
100,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	116,000
	Total Electric Utilities	430,130
Electronic Equipment & Instruments — 0.1%
1,065,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15 (d)	1,123,575
Energy Equipment & Services — 0.2%
725,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (d)	753,094
529,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	542,225
95,000	Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (c)(d)	98,562
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	56,719
10,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	12,091
	Total Energy Equipment & Services	1,462,691
Food & Staples Retailing — 0.0%
150,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	152,505
Food Products — 0.0%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	123,281
261,000	8.875% due 3/15/11	265,568
	Total Food Products	388,849

See Notes to Financial Statements.

8              LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Health Care Providers & Services — 0.4%
$250,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	$273,438
260,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (d)	262,275
600,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	640,500
	HCA Inc.:
295,000	Notes, 6.375% due 1/15/15	257,756
345,000	Senior Notes, 6.500% due 2/15/16	302,306
	Senior Secured Notes:
215,000	9.250% due 11/15/16 (d)	234,888
165,000	9.625% due 11/15/16 (d)(f)	180,469
425,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	442,531
	Tenet Healthcare Corp., Senior Notes:
650,000	7.375% due 2/1/13	614,250
70,000	9.875% due 7/1/14	72,100
175,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	183,750
150,000	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	147,599
	Total Health Care Providers & Services	3,611,862
Hotels, Restaurants & Leisure — 0.9%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	1,003,750
315,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (d)	320,906
550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	589,875
100,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	109,250
450,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	433,125
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	721,875
700,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	693,000
	MGM MIRAGE Inc.:
	Senior Notes:
380,000	6.750% due 9/1/12	382,375
575,000	5.875% due 2/27/14	542,656
320,000	7.625% due 1/15/17	328,000
203,000	Senior Subordinated Notes, 9.375% due 2/15/10	220,001
500,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	516,250
625,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	639,063
	Station Casinos Inc.:
	Senior Notes:
60,000	6.000% due 4/1/12	59,100
250,000	7.750% due 8/15/16	261,250
105,000	Senior Subordinated Notes, 6.875% due 3/1/16	99,225
500,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	512,500
	Total Hotels, Restaurants & Leisure	7,432,201

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report           9

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Household Durables — 0.2%
$405,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	$409,050
325,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	340,438
700,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.608% due 9/1/12	640,500
350,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	370,125
	Total Household Durables	1,760,113
Household Products — 0.0%
345,000	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (d)	367,425
Independent Power Producers & Energy Traders — 0.3%
670,000	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09	706,850
	NRG Energy Inc., Senior Notes:
250,000	7.250% due 2/1/14	259,375
1,025,000	7.375% due 2/1/16	1,067,281
190,000	TXU Corp., Senior Notes, Series P, 5.550% due 11/15/14	171,427
	Total Independent Power Producers & Energy Traders	2,204,933
Insurance — 0.1%
470,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	517,931
75,000	Marsh & McLennan Cos. Inc., Notes, 5.495% due 7/13/07 (c)	75,013
500,000	Nationwide Life Global Funding I, Notes, 5.440% due 9/28/07 (c)(d)	500,242
	Total Insurance	1,093,186
IT Services — 0.1%
	SunGard Data Systems Inc.:
400,000	Senior Notes, 9.125% due 8/15/13	431,000
270,000	Senior Subordinated Notes, 10.250% due 8/15/15	298,350
	Total IT Services	729,350
Machinery — 0.1%
839,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.471% due 4/15/14	788,660
Media — 0.8%
435,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13	476,325
725,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	835,562
380,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	380,000
569,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	607,407
	CCH II LLC/CCH II Capital Corp., Senior Notes:
480,000	10.250% due 9/15/10	513,600
65,000	10.250% due 10/1/13	71,744
105,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	108,675
700,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (d)	737,625

See Notes to Financial Statements.

10     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Media — 0.8% (continued)
$240,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (d)	$246,000
300,000	Comcast Corp., Notes, 6.500% due 1/15/17	319,157
65,000	ION Media Networks Inc., Senior Secured Notes, 11.606% due 1/15/13 (c)(d)	67,925
230,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	229,425
300,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	309,750
	R.H. Donnelley Corp.:
	Senior Discount Notes:
355,000	Series A-1, 6.875% due 1/15/13	353,669
300,000	Series A-2, 6.875% due 1/15/13	298,875
450,000	Senior Notes, Series A-3, 8.875% due 1/15/16	490,500
50,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (d)	56,563
420,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	447,729
	Total Media	6,550,531
Metals & Mining — 0.3%
960,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	1,052,400
420,000	Metals USA Holdings Corp., Senior Notes, 11.356% due 1/15/12 (c)(d)(f)	417,900
435,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	485,025
135,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (d)	143,100
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	166,249
	Total Metals & Mining	2,264,674
Multi-Utilities — 0.0%
125,000	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	126,244
Multiline Retail — 0.1%
535,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	603,881
Office Electronics — 0.0%
290,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	307,222
Oil, Gas & Consumable Fuels — 0.7%
60,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	60,574
440,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	455,400
775,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	779,844
85,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	89,675
	El Paso Corp., Medium-Term Notes:
180,000	7.800% due 8/1/31	201,600
1,050,000	7.750% due 1/15/32	1,176,000
500,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	503,750
260,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	266,825
	Kerr-McGee Corp.:
140,000	6.950% due 7/1/24	149,675
300,000	Notes, 6.875% due 9/15/11	318,239
605,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (d)	642,812
290,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)	300,875
170,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	170,000

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report      11

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Oil, Gas & Consumable Fuels — 0.7% (continued)
	Williams Cos. Inc.:
$100,000	Notes, 8.750% due 3/15/32	$116,875
470,000	Senior Notes, 7.750% due 6/15/31	508,775
170,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	186,361
	Total Oil, Gas & Consumable Fuels	5,927,280
Paper & Forest Products — 0.2%
140,000	Abitibi-Consolidated Co. of Canada, 6.000% due 6/20/13	121,800
545,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	567,481
	NewPage Corp.:
435,000	Senior Secured Notes, 11.610% due 5/1/12 (c)	484,481
200,000	Senior Subordinated Notes, 12.000% due 5/1/13	223,250
205,000	Verso Paper Holdings LLC, Senior Secured Notes, 9.125% due 8/1/14 (d)	216,788
150,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	158,151
	Total Paper & Forest Products	1,771,951
Pharmaceuticals — 0.0%
425,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	419,688
Real Estate Investment Trusts (REITs) — 0.0%
75,000	iStar Financial Inc., Senior Notes, Series B, 4.875% due 1/15/09	74,476
50,000	Simon Property Group LP, Notes, 6.375% due 11/15/07	50,234
85,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	86,381
200,000	Vornado Realty LP, Senior Notes, 5.625% due 6/15/07	199,955
	Total Real Estate Investment Trusts (REITs)	411,046
Real Estate Management & Development — 0.0%
270,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	260,888
Road & Rail — 0.2%
1,005,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,150,725
50,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (d)	51,000
430,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	441,825
	Total Road & Rail	1,643,550
Semiconductors & Semiconductor Equipment — 0.0%
345,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (d)	347,156
Software — 0.0%
393,922	UGS Capital Corp. II, Senior Notes, 10.348% due 6/1/11 (c)(d)(f)	407,709
Specialty Retail — 0.1%
235,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	240,875
165,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	184,800
100,000	Linens ‘n Things Inc., Senior Secured Notes, 10.981% due 1/15/14 (c)	94,625
	Total Specialty Retail	520,300
Textiles, Apparel & Luxury Goods — 0.1%
390,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	429,975
300,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	312,750
	Total Textiles, Apparel & Luxury Goods	742,725

See Notes to Financial Statements.

12     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Tobacco — 0.0%
$70,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	$78,050
Trading Companies & Distributors — 0.1%
355,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (d)	383,400
390,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (d)	429,000
	Total Trading Companies & Distributors	812,400
Wireless Telecommunication Services — 0.2%
	Rural Cellular Corp.:
245,000	Senior Notes, 9.875% due 2/1/10	260,312
110,000	Senior Secured Notes, 8.250% due 3/15/12	116,600
340,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	379,045
780,000	True Move Co., Ltd., 10.750% due 12/16/13 (d)	822,900
	Total Wireless Telecommunication Services	1,578,857
	TOTAL CORPORATE BONDS & NOTES (Cost — $65,842,511)	68,216,451

LOAN PARTICIPATION — 0.1%
Telecommunications — 0.1%
1,000,000	UPC Broadband Holding B.V., Term Loan, 7.640% due 3/15/13 (Toronto Dominion)(c)(g) (Cost — $1,000,000)	1,002,143
MORTGAGE-BACKED SECURITIES — 6.1%
FHLMC — 3.8%
	Federal Home Loan Mortgage Corp. (FHLMC):
3,484,106	5.121% due 6/1/35 (c)	3,502,595
	Gold:
859,766	7.000% due 6/1/17	886,703
12,474,725	6.000% due 7/1/21 (h)	12,686,001
418,613	8.500% due 9/1/25	450,495
784,256	6.500% due 8/1/29	810,120
14,696,093	6.000% due 9/1/32-2/1/36	14,859,869
	Total FHLMC	33,195,783
FNMA — 2.1%
	Federal National Mortgage Association (FNMA):
961,112	8.000% due 12/1/12	980,517
1,940,556	5.500% due 1/1/14-4/1/35	1,928,012
1,868,985	7.000% due 3/15/15-6/1/32	1,958,981
619,591	4.209% due 12/1/34 (c)	613,258
851,329	4.860% due 1/1/35 (c)	851,645
1,153,005	5.080% due 3/1/35 (c)	1,156,600
2,133,765	4.618% due 4/1/35 (c)	2,159,920
3,090,160	5.610% due 4/1/36 (c)	3,109,473
5,544,753	5.598% due 5/1/36 (c)	5,579,408
	Total FNMA	18,337,814
GNMA — 0.2%
1,445,812	Government National Mortgage Association (GNMA), 5.500% due 8/15/21	1,453,698
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $52,916,296)	52,987,295

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report      13

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
SOVEREIGN BOND — 0.0%
Argentina — 0.0%
69,931ARS	Republic of Argentina, GDP Linked Securities, 0.649% due 12/15/35 (c) (Cost — $811)	$2,907

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%
U.S. Government Agencies — 1.5%
100,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	104,209
	Federal National Mortgage Association (FNMA):
140,000	6.625% due 9/15/09	145,687
12,600,000	Notes, 4.840% due 6/22/07 (h)	12,593,196
	Total U.S. Government Agencies	12,843,092
U.S. Government Obligations — 0.0%
	U.S. Treasury Bonds:
40,000	4.500% due 2/15/36	37,943
90,000	4.750% due 2/15/37	89,058
	Total U.S. Government Obligations	127,001
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $12,962,489)	12,970,093

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.0%
96,659	U.S. Treasury Notes, Inflation Indexed, 0.875% due 4/15/10 (Cost — $92,171)	93,616

Contracts
PURCHASED OPTIONS — 1.0%
1,803	Johnson & Johnson, Call @ $60.00, expires 1/17/09	1,532,550
909	Johnson & Johnson, Call @ $65.00, expires 1/17/09	490,860
627	Marsh & Mclennan Companies, Call @ $25.00, expires 1/19/08	479,655
5,500	Oracle Corp., Call @ $15.00, expires 1/19/08	2,640,000
1,516	S&P 500 Index, Put @ $1,450.00, expires 7/21/07	3,032,000
1,010	United Parcel Service Inc., Call @ $65.00, expires 1/19/08	868,600
	TOTAL PURCHASED OPTIONS (Cost — $7,815,024)	9,043,665

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $734,261,581)	780,283,680

Face Amount
SHORT-TERM INVESTMENTS — 9.7%
U.S. Government Agencies — 3.9%
$33,300,000	Federal Home Loan Bank (FHLB), Discount Notes, 5.061% due 5/1/07 (i)	33,300,000
100,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (i)(j)	99,236
	Total U.S. Government Agenies (Cost — $33,399,236)	33,399,236

See Notes to Financial Statements.

14     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Repurchase Agreements — 5.8%
$16,169,000	Interest in $372,329,000 joint tri-party repurchase agreement dated 4/30/07 with Greenwich Capital Markets Inc., 5.230% due 5/1/07; Proceeds at maturity — $16,171,349; (Fully collateralized by various U.S. government agency obligations, 3.555% to 7.089% due 7/1/12 to 11/1/46; Market value — $16,492,493)	$16,169,000
17,000,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 4/30/07 with Morgan Stanley, 5.200% due 5/1/07; Proceeds at maturity — $17,002,456; (Fully collateralized by U.S. government agency obligation, 0.000% due 6/17/33; Market value — $17,427,093)	17,000,000
17,027,000	Nomura Securities International Inc. tri-party repurchase agreement dated 4/30/07, 5.170% due 5/1/07; Proceeds at maturity — $17,029,445; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.125% due 9/4/07 to 4/30/26; Market value — $17,367,775)	17,027,000
	Total Repurchase Agreements (Cost — $50,196,000)	50,196,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $83,595,236)	83,595,236

	TOTAL INVESTMENTS — 100.0% (Cost — $817,856,817#)	$863,878,916

†   Face amount denominated in U.S. dollars, unless otherwise noted.

*   Non-income producing security.

(a)  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)  Illiquid security.

(c)  Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2007.

(d)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)  Security has no maturity date. The date shown represents the next call date.

(f)   Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)  Participation interest was acquired through the financial institution indicated parenthetically.

(h)  All or a portion of this security is segregated for open futures contracts, written options and forward foreign currency contracts.

(i)   Rate shown represents yield-to-maturity.

(j)   All or a portion of this security is held at the broker as collateral for open futures contracts.

#    Aggregate cost for federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:

     ADR   – American Depositary Receipt

     ARS   –  Argentine Peso

     GDP   –  Gross Domestic Product

     PAC   –  Planned Amortization Class

Schedule of Options Written (April 30, 2007) (unaudited)

Contracts	Security	Expiration Date	Strike Price	Value
5	Eurodollar Futures, Call (Premiums received — $1,725)	9/17/07	$95.25	$ 313

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report      15

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $817,856,817)	$863,878,916
Foreign currency, at value (Cost — $1,682,728)	1,795,798
Cash	1,361
Receivable for securities sold	15,469,032
Dividends and interest receivable	2,281,715
Principal paydown receivable	158,244
Receivable for open forward currency contracts	3,592
Prepaid expenses	22,982
Total Assets	883,611,640
LIABILITIES:
Loan payable (Note 4)	170,000,000
Payable for securities purchased	34,509,015
Interest payable	705,376
Investment management fee payable	585,970
Directors’ fees payable	11,015
Payable to broker - variation margin on open futures contracts	877
Options written, at value (premiums received $1,725)	313
Accrued expenses	179,898
Total Liabilities	205,992,464
Total Net Assets	$677,619,176

NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	561,932,977
Undistributed net investment income	2,964,428
Accumulated net realized gain on investments, futures contracts, options written and foreign currency transactions	66,541,194
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	46,150,613
Total Net Assets	$677,619,176

Shares Outstanding	29,964,106
Net Asset Value	$22.61

See Notes to Financial Statements.

16     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$8,057,121
Dividends	5,519,521
Less: Foreign taxes withheld	(268,914)
Total Investment Income	13,307,728
EXPENSES:
Interest expense (Note 4)	5,390,479
Investment management fee (Note 2)	3,560,449
Excise tax (Note 1)	898,285
Commitment fees (Note 4)	212,339
Shareholder reports	137,679
Directors’ fees	37,263
Audit and tax	32,892
Legal fees	31,546
Custody fees	13,519
Transfer agent fees	11,257
Stock exchange listing fees	9,162
Insurance	7,587
Miscellaneous expenses	7,765
Total Expenses	10,350,222
Net Investment Income	2,957,506
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	48,937,226
Futures contracts	(44,217)
Options written	275,821
Foreign currency transactions	(42,422)
Net Realized Gain	49,126,408
Change in Net Unrealized Appreciation/Depreciation From:
Investments	13,898,545
Futures contracts	78,384
Options written	14,454
Foreign currencies	128,856
Change in Net Unrealized Appreciation/Depreciation	14,120,239
Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	63,246,647
Increase in Net Assets From Operations	$66,204,153

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     17

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited)
and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$2,957,506	$14,932,146
Net realized gain	49,126,408	63,622,130
Change in net unrealized appreciation/depreciation	14,120,239	(2,901,844)
Increase in Net Assets From Operations	66,204,153	75,652,432
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	—	(17,048,795)
Net realized gains	(22,473,080)	(20,449,892)
Decrease in Net Assets From Distributions to Shareholders	(22,473,080)	(37,498,687)
FUND SHARE TRANSACTIONS:
Net increase in net assets due to an adjustment of initial offering costs*	—	442,559
Cost of shares repurchased (2,418,600 shares repurchased)	—	(42,362,520)
Decrease in Net Assets From Fund Share Transactions	—	(41,919,961)
Increase (Decrease) in Net Assets	43,731,073	(3,766,216)
NET ASSETS:
Beginning of period	633,888,103	637,654,319
End of period**	$677,619,176	$633,888,103

** Includes undistributed net investment income of:	$2,964,428	$6,922

*   Upon the initial public offering of the Fund, the Fund estimated $1,318,000 of offering costs. The actual offering costs amounted to $875,441 at the end of the offering period.

See Notes to Financial Statements.

18     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Statement of Cash Flows (For the six months ended April 30, 2007) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$13,191,872
Operating expenses paid	(5,007,879)
Net sales of short-term investments	11,342,075
Realized loss on foreign currency transactions	(42,422)
Realized loss on options purchased and options written	(4,042,364)
Realized loss on futures contracts	(44,217)
Net change in unrealized appreciation/depreciation on futures contracts	78,384
Net change in unrealized appreciation/depreciation on foreign currencies	128,856
Purchases of long-term investments	(528,071,444)
Proceeds from disposition of long-term investments	590,683,047
Premium for written options	1,725
Change in payable to broker — variation margin on futures contracts	(18,006)
Change in receivable for open forward currency contracts	5,145
Change in payable for open forward currency contracts	(15,659)
Interest paid	(5,623,873)
Net Cash Flows Provided By Operating Activities	72,565,240
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(22,473,080)
Cash paid on loan	(50,000,000)
Net Cash Flows Used By Financing Activities	(72,473,080)
Net Increase in Cash	92,160
Cash and foreign currency, Beginning of period	1,704,999
Cash and foreign currency, End of period	$1,797,159
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$66,204,153
Accretion of discount on investments	(611,587)
Amortization of premium on investments	150,525
Increase in investments, at value	(12,256,004)
Increase in payable for securities purchased	19,647,653
Decrease in interest and dividends receivable	345,206
Decrease in premium for written options	(214,133)
Increase in receivable for securities sold	(355,983)
Increase in principal paydown receivable	(34,540)
Decrease in receivable for open forward currency contracts	5,145
Decrease in payable for open forward currency contracts	(15,659)
Decrease in payable to broker — variation margin on futures contracts	(18,006)
Increase in prepaid expenses	(9,310)
Decrease in interest payable	(233,394)
Decrease in accrued expenses	(38,826)
Total Adjustments	6,361,087
Net Cash Flows Provided By Operating Activities	$72,565,240

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     19

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2007(1)(2)		2006(1)	2005(1)		2004(1)(3)
Net Asset Value, Beginning of Period	$ 21.15		$ 19.69	$ 18.64		$ 19.06	(4)
Income (Loss) From Operations:
Net investment income	0.10		0.48	0.69		0.37
Net realized and unrealized gain (loss)	2.11		2.18	1.52		(0.19)
Total Income From Operations	2.21		2.66	2.21		0.18
Gain From Repurchase of Common Stock	—		—	0.04		—
Less Distributions From:
Net investment income	—		(0.55)	(0.98)		(0.40)
Net realized gains	(0.75)		(0.65)	(0.22)		—
Return of capital	—		—	—		(0.20)
Total Distributions	(0.75)		(1.20)	(1.20)		(0.60)
Net Asset Value, End of Period	$ 22.61		$ 21.15	$ 19.69		$ 18.64
Market Price, End of Period	$ 19.66		$ 18.19	$ 17.19		$ 17.24
Total Return, Based on NAV(5)	10.63%		13.89%	12.34	%(6)	1.06%
Total Return, Based on Market Price(7)	12.37%		13.24%	6.85	%(6)	(10.74)%
Net Assets, End of Period (000s)	$ 677,619		$ 633,888	$ 637,654		$ 614,324
Ratios to Average Net Assets:
Gross expenses	3.20	%(8)	3.13%	2.45%		1.54	%(8)
Gross expenses, excluding interest expense	1.54	(8)	1.33	1.23		1.15	(8)
Net expenses	3.20	(8)	3.13 (9)	2.45		1.54	(8)
Net expenses, excluding interest expense	1.54	(8)	1.33 (9)	1.23		1.15	(8)
Net investment income	0.92	(8)	2.33	3.55		2.97	(8)
Portfolio Turnover Rate	73%		193%	64%		39%
Supplemental Data:
Loan Outstanding, End of Period (000s)	$ 170,000		$ 220,000	$ 220,000		$ 220,000
Asset Coverage for Loan Outstanding	499%		388%	390%		379%
Weighted Average Loan (000s)	$ 192,928		$ 220,000	$ 220,000		$ 105,783
Weighted Average Interest Rate on Loan	5.57%		5.26%	3.54%		2.22%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For the six months ended April 30, 2007 (unaudited).

(3)  For the period February 24, 2004 (commencement of operations) through October 31, 2004.

(4)  Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(5)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)  The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(7)  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(8)  Annualized.

(9)  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     21

Notes to Financial Statements (unaudited) (continued)

rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two

22     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     23

Notes to Financial Statements (unaudited) (continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company

24     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(“Western Asset”), and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee that it receives from the Fund. This fee will be divided between the subadvisers, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited will not receive any compensation from the Fund and will be paid by Western Asset for its services to the Fund.

During periods in which the Fund is utilizing leverage, the fees which are payable to the manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$ 534,364,854	$ 13,354,243
Sales	582,769,911	8,464,259

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 53,271,836
Gross unrealized depreciation	(7,249,737)
Net unrealized appreciation	$ 46,022,099

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     25

Notes to Financial Statements (unaudited) (continued)

At April 30, 2007, the Fund held loan participations with a total cost of $1,000,000 and a total market value of $1,002,143.

During the six months ended April 30, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding October 31, 2006	1,090	$215,858
Options written	555	935,075
Options closed	(1,640)	(1,149,208)
Options expired	—	—
Options written, outstanding April 30, 2007	5	$1,725

At April 30, 2007, the Fund had open forward foreign currency contracts as described below. The unrealized gain on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Japanese Yen	72,660,000	$609,092	5/9/07	$3,592

At April 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar Futures	2	6/08	$476,048	$476,600	$552
Eurodollar Futures	3	9/07	712,365	711,000	(1,365)
U.S. 2 Year Treasury Notes	72	6/07	14,706,282	14,739,750	33,468
U.S. 5 Year Treasury Notes	47	6/07	4,943,735	4,973,922	30,187
					$62,842
Contracts to Sell:
U.S. 10 Year Treasury Notes	66	6/07	$7,095,897	$7,149,656	$(53,759)
Net Unrealized Gain on Open Futures Contracts					$ 9,083

4.  Loan

At April 30, 2007, the Fund had a $325,000,000 credit line available pursuant to a revolving credit and security agreement, dated as of December 21, 2006 (the “Agreement”), with CHARTA, LLC and Citibank N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. As of April 30, 2007, the Fund had a $170,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR plus any

26     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused, at an annual rate of 0.10%. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the six months ended April 30, 2007, the Fund incurred interest expense on this loan in the amount of $5,390,479.

5.  Distributions Subsequent to April 30, 2007

On March 1, 2007, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.10 per share payable on May 25, 2007 to shareholders of record on May 18, 2007.

On May 17, 2007, the Fund’s Board declared four distributions each in the amount of $0.14 per share, payable on June 29, 2007, July 27, 2007, August 31, 2007 and September 28, 2007 to shareholders of record on June 22, 2007, July 20, 2007, August 24, 2007, and September 21, 2007, respectively.

6.  Capital Shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock. The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. This is the fourth repurchase program authorized by the Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock. The second and third repurchase programs were authorized and announced in February 2006 and June 2006, respectively.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     27

Notes to Financial Statements (unaudited) (continued)

sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

28     LMP Capital and Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

LMP Capital and Income Fund Inc. 2007 Semi-Annual Report     29

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on February 27, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting.

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	27,054,485	969,953
R. Jay Gerken	27,065,598	958,841
William R. Hutchinson	27,052,626	971,812

At April 30, 2007, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Dr. Riordan Roett

Jeswald W. Salacuse

30     LMP Capital and Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the

LMP Capital and Income Fund Inc.     31

Dividend Reinvestment Plan (unaudited) (continued)

Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

32     LMP Capital and Income Fund Inc.

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LMP Capital and Income Fund Inc.

DIRECTORS	SUBADVISERS
Carol L. Colman	ClearBridge Advisors, LLC
Daniel P. Cronin	Western Asset Management
Paolo M. Cucchi	Company
Leslie H. Gelb	Western Asset Management
R. Jay Gerken, CFA	Company Limited
Chairman
William R. Hutchinson
Dr. Riordan Roett	CUSTODIAN
Jeswald W. Salacuse	State Street Bank and Trust
Company
225 Franklin Street
OFFICERS	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and
Chief Executive Officer	TRANSFER AGENT
American Stock Transfer &
Kaprel Ozsolak	Trust Company
Chief Financial Officer	59 Maiden Lane
and Treasurer	New York, New York 10038

Ted P. Becker
Chief Compliance Officer	INDEPENDENT
REGISTERED PUBLIC
Robert I. Frenkel	ACCOUNTING FIRM
Secretary and Chief Legal Officer	KPMG, LLP
345 Park Avenue
New York, New York 10154
LMP CAPITAL AND INCOME FUND INC.
125 Broad Street	LEGAL COUNSEL
10th Floor, MF-2	Simpson Thacher & Bartlett LLP
New York, New York 10004	425 Lexington Avenue
New York, New York 10017

INVESTMENT MANAGER
Legg Mason Partners Fund	NEW YORK STOCK
Advisor, LLC	EXCHANGE SYMBOL
SCD

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

LMP
Capital and Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 FD04219 4/07 SR07-356

and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010. (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                 CODE OF ETHICS.

Not applicable.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling
888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule

206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

g into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)

under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1)     Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
LMP Capital and Income Fund Inc.

Date:	July 6, 2007